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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2006
(Date of earliest event reported)

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OLD DOMINION FREIGHT LINE, INC.
(Exact name of registrant as specified in its charter)

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Virginia (State or other jurisdiction of incorporation)	0-19582 (Commission File Number)	56-0751714 (I.R.S. Employer Identification No.)

500 Old Dominion Way
Thomasville, North Carolina 27360
(Address of principal executive offices)
(Zip Code)

(336) 889-5000
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement

On July 31, 2006, Old Dominion Freight Line, Inc.'s Board of Directors (the "Board") approved changes to the compensation structure for non-executive members of the Board. A summary of the revised compensation structure is attached as Exhibit 10.18.2.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
	Exhibit No.	Description
	10.18.2	Non-Executive Director Compensation Structure, effective July 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.
By:	/s/ John P. Booker, III
John P. Booker, III Vice President - Controller (Principal Accounting Officer)

Date: August 3, 2006

EXHIBIT INDEX
TO CURRENT REPORT ON FORM 8-K

Exhibit No.	Description
10.18.2	Non-Executive Director Compensation Structure, effective July 31, 2006